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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 14, 2002


                             KEYSTONE PROPERTY TRUST
             (Exact Name of Registrant as Specified in its Charter)


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     Maryland                        1-12514                 84-1246585
 (State or Other                   (Commission              (IRS Employer
 Jurisdiction of                   File Number)          Identification No.)
  Incorporation)
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                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:
                                 (484) 530-1800
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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)         EXHIBITS

   99.1  Transmittal Letter

   99.2 Chief Executive Officer Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

   99.3 Chief Financial Officer Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



ITEM 9.     REGULATION FD DISCLOSURE

On August 14, 2002, Keystone Property Trust (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission.

The transmittal letter and certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        KEYSTONE PROPERTY TRUST



Date:    August 14, 2002                By: /S/ JEFFREY E. KELTER
                                            ---------------------
                                        Jeffrey E. Kelter
                                        President and Chief Executive Officer


Date:    August 14, 2002                By: /S/ TIMOTHY E. MCKENNA
                                            ----------------------
                                        Timothy E. McKenna
                                        Senior Vice President and
                                        Chief Financial Officer


Date:    August 14, 2002                By: /S/ J. PETER LLOYD
                                            ------------------
                                        J. Peter Lloyd
                                        Vice President and
                                        Corporate Controller


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